© Fifth Third Bank | All Rights Reserved
Exhibit 99.1
UBS Global Financial Services Conference
Kevin T. Kabat
President & Chief Executive Officer
May 8, 2012
Please refer to earnings release dated April 19, 2012 for further information.

Fifth Third Bank
Strong levels of profitability
Broad-based credit improvements
Exceed fully phased-in Basel III capital standards today
All crisis-era government support programs exited; no TLGP
No significant business at Fifth Third impaired by crisis
Continued investments to maintain and enhance revenue-generation
Disciplined expense control
Traditional banking focus consistent with direction of financial reform
Fifth Third Bank

2 © Fifth Third Bank | All Rights Reserved Well-positioned for success and leadership in new banking landscape Key themes

© Fifth Third Bank | All Rights Reserved
Environment characterized by low growth
expectations and low interest rates
• Prolonged low-rate environment, coupled
with modest economic growth
• Lower securities reinvestment yields on
portfolio cash flows
• Strong deposit flows
• Competitive dynamics
• Elevated mortgage refinance activity
• Firms facing significant litigation related to:
– Mortgage securitizations
– GSE repurchases
– Private label mortgage repurchases
• Concerns about European banks and
sovereign debt
• Higher capital standards; limitations on
dividend payout ratios; capital building
beyond targeted / required levels
• Continued strong loan production
– Rates on loan originations relatively stable
• Careful management of liability costs
– Disciplined pricing on deposits
– Continued evaluation of term liabilities
including TruPS
• Strong mortgage banking results
• Mortgage risks manageable
– Quarterly mortgage repurchase costs
~$20mm; claims inventory has declined
– Total mortgage securitizations outstanding
$19mm (2003 HELOC and performing well)
• No direct European sovereign exposure
– Total exposure to European peripheral
borrowers <$0.2bn*
– Total exposure to European banks <$0.1bn
• Strong profitability and capital in excess of
fully phased-in Basel III standards today
– 2012 CCAR** plan to increase distributions
Fifth Third is well-positioned to deal with current environmental challenges
Characteristics of current environment Fifth Third’s response / position
* Greece, Ireland, Italy, Portugal, Spain
** Comprehensive Capital Analysis & Review by Federal Reserve; subject to Board of Directors and regulatory approval.

FIFTH THIRD BANK

$46
$45
$44
$43
$42
3% QoQ; 6% YoY
43.4
43.6
43.9
44.6
45.9
1Q11
2Q11
3Q11
4Q11
1Q12

6%
5%
4%
3%
2%
1%
0%
1Q11
2Q11
3Q11
4Q11
1Q12
FITB
Peer Banks

$36
$35
$34
$33
1% QoQ; 4% YoY
34.2
34.4
34.7
35.3
35.6
1Q11
2Q11
3Q11
4Q11
1Q12

© Fifth Third Bank | All Rights Reserved
Balance sheet growth mitigates rate environment
Commercial Loan Growth^ ($bn)
Consumer Loan Growth^ ($bn)
• Sustained growth in commercial loans driven by C&I
– Growth is geographically diverse and across number
of industry segments, particularly manufacturing
• Commercial line utilization stable at 32%; potential
source of future growth
• CRE portfolio run-off at slowing rate, with modest
selective current origination volume
• Consumer loan growth driven by auto and in-branch
mortgage originations
– Managing auto volumes to ensure appropriate
returns; spread pressure due to competition
– Branch mortgage refi product has FICO over 780, LTV
~60% and avg. term ~17 years while yielding above
market rates due to process convenience
^ Excluding loans held-for-sale * Excludes CMA and PNC due to large acquisitions
Peer Banks include BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, ZION. Source: SNL Financial and Company Reports.
EOP quarterly C&I loan growth^
• C&I loans as a percent of total commercial loans was
68% at 1Q12 versus peer average of 61%
• Year-over-year C&I growth 18% versus peer median of
12%*

$884
$869
$902
$920
$903
4.0%
3.5%
3.0%
2.5%
2.0%
$950
$850
$750
$650
$550
$450
3.71%
3.62%
3.65%
3.67%
3.61%
1Q11
2Q11
3Q11
4Q11
1Q12
($mm)
Net Interest Income (right axis)
PAA*
NIM

Investment Portfolio 2%
Investment Portfolio 15%
Loans 49%
Loans 34%
Floating 51%
Fixed 49%

Floating ~40-45%
Fixed 55-60%

1.50
1.00
0.50
0.00
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12

© Fifth Third Bank | All Rights Reserved
Rate of NIM pressure declining
* Represents purchase accounting adjustments included in net interest income.
^ Estimate; funding (DDAs + interest-bearing liabilities); liabilities attributed to fixed or floating using terms and expected beta
Fixed / Floating Portfolio
• Modest natural asset sensitivity creates near-
term NIM pressure but we expect it to be
manageable
~50% of assets, ~40-45% of funding
variable in nature
• Coupons on new originations of variable rate
assets consistent with portfolio weighted
average coupons
Emphasis on variable rate C&I lending
• Coupons on new fixed rate originations
converging  with portfolio average coupons
Fixed rate securities only 15% earning
assets
Interest-Earning
Assets
Funding^
NII and NIM (FTE)
Trend: fixed rate origination coupons
relative to fixed portfolio weighted avg

FIFTH THIRD BANK

8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.7%
> Vantiv items^
Peer avg. 5.8%
2.6%
3.6%
WFC
FITB
USB
PNC
BBT
MTB
STI
HBAN
KEY
RF
ZION
CMA
Significant purchase accounting benefit
NII / Total Assets
Noninterest Income / Total Assets

8%
17%
27%
13%
12%
13%
10%

3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.8%
Vantiv items^
Peer avg. 2.1%
USB
WFC
FITB
BBT
PNC
MTB
HBAN
STI
KEY
RF
CMA
ZION
Significant purchase accounting benefit

© Fifth Third Bank | All Rights Reserved
Strong revenue and profit generation
Source: SNL Financial and Company Reports.
* Non-GAAP measure.  See Reg. G reconciliation in the Appendix to the presentation.
^ ~50 bps of Vantiv items in noninterest income include $115mm gains from Vantiv’s IPO, ~$36mm charge related to Vantiv's debt refinancing, and $46mm positive valuation adjustment on the
Vantiv warrant and put option.
Revenue / Avg. Int. Earning Assets
PPNR* / Avg. Int. Earning Assets
Deposit fees
Corporate
banking
Investment
advisors
Other
Mortgage
Card &
Processing
Fee Income Distribution
Vantiv^
• Business mix provides higher than
average diversity among spread and
fee revenues (40+% of revenue)
• Relatively strong margin and
relatively high fee income
contribution drives strong revenue
and PPNR generation profitability
• Profitability remains strong despite
sluggish economy

© Fifth Third Bank | All Rights Reserved
Customer oriented solutions
• Broad suite of product offerings with distinct value propositions appealing to various customer segments
• Implementation of new products, like DUO Card, Real Life Rewards, Relationship Savings
• Letting customers choose how to pay for products and services they use
• More straightforward, simpler suite of consumer deposit products
Providing customers with products and services they find valuable
• Negative impact from debit interchange legislation and Reg E in run-rates
• Initial impact of debit interchange legislation (~$30mm per quarter) expected to be mitigated over time; implementing carefully and deliberately through various actions, including:
– Reduced costs associated with debit card offerings; changes and eliminations of reward programs
– Incorporation of debit usage into bundled deposit product offerings
– Adjustment of product and fee structures relative to services provided
– Charge card alternatives
– Implementation of new products
Deliberate and multi-pronged approach to mitigation of regulatory / legislative impacts
• In-depth discussions with customers to determine what matters most to them
• Actively seeking input and feedback from customer base and prospective customers
• Working carefully to ensure we align value to the customer with value to us
Listening to the voice of our customers

© Fifth Third Bank | All Rights Reserved
Momentum building in corporate banking
Corporate banking revenue ($mm)
• Syndication fee revenue up
150% from 1Q11; fees from
lead transactions up 260%
from 1Q11 largely due to 11
lead syndications
transactions closed during
1Q12
• Average fees on lead
transactions of ~$1mm in
1Q12 vs <$500k in 2011
Mid-corporate opportunity
• Target clients: businesses
that generate $200mm to
$2B in revenue
• Hired 20+ bankers in the
past 6 months
– Have generated $1.2B in
committed credit and
more than $400mm in
funded loans
• Cash-centric retail locations such as
quick service restaurants, convenience
stores, and specialty stores
• Simplifies cash handling; improves cash
flow
• Automates and streamlines account
reconciliation
• Decreases employee theft (risk
management)
• RCM locations have doubled since 2009,
with more than 6,400 locations as of
3/31/12
Syndications Remote Currency Manager

FIFTH THIRD BANK

$300
$250
$200
$150
$100
$50
$0
($50)
($100)
$102
$162
$178
$156
$204
10
58
62
(28)
65
53
64
(25)
34
59
119
(34)
58
152
(47)
(7)
15
61
174
(46)
1Q11
2Q11
3Q11
4Q11
1Q12
Orig fees and gains on loan sales
Gross servicing fees
Servicing rights amortization
MSR valuation adjustments

$8
$7
$6
$5
$4
$3
$2
$1
$0
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1Q11
2Q11
3Q11
4Q11
1Q12
Originations ($B)
Margins

© Fifth Third Bank | All Rights Reserved
Strong mortgage banking results
• Record origination fees and gain on
loan sales in 1Q12
Looking forward:
• Continued strong originations /
deliveries in 2Q12
– Continuing while rates remain low
• Gain on sale margins benefitting
from:
– Strong demand
– Industry capacity constraints
– Low prepayment expectations
(particularly on HARP 2.0
originations)
• HARP 2.0 originations expected to
increase as percentage of total
originations
Mortgage originations and gain-on-sale margins
Mortgage Banking Revenue ($mm)

© Fifth Third Bank | All Rights Reserved
Disciplined expense management
• Expenses trending downward: 1Q12 expenses down 2% from 4Q11
• 2Q12 expenses expected to decline ~2% despite temporary increase in marketing costs
• Expect further overall reduction in expenses in 2H12
• Managing expenses carefully in response to revenue environment; continuous process of expense evaluation
• Expect efficiency ratio to move closer to 60% by year-end and target mid-50% in normalized environment (with higher interest rate environment)
– Current impact of credit costs on revenue and expenses; initial impact of regulatory reforms (e.g., debit interchange)
– Reflects below-capacity balance sheet and lower revenue than we expect and can support longer term
Managing expenses for current revenue environment and long-term franchise value
2012 expense trends ($mm)
* Significant items include $23mm benefit from agreements reached on certain non-income tax related assessments, $13mm in additions to litigation reserves, $9mm in debt extinguishment charges, and $6mm in severance expense incurred in 1Q12

FIFTH THIRD BANK

Peer average: 2.2%
1.2%
1.3%
1.5%
2.0%
2.0%
2.1%
2.2%
2.5%
2.5%
2.7%
3.1%
3.3%
USB
HBAN
KEY
MTB
FITB
CMA
BBT
PNC
STI
ZION
RF
WFC

Peer average: 125%
229%
195%
157%
142%
119%
118%
118%
115%
89%
86%
85%
82%
USB
HBAN
FITB
KEY
ZION
BBT
RF
PNC
STI
WFC
MTB
CMA

Peer average: 18%
9%
11%
12%
14%
15%
18%
19%
20%
21%
22%
24%
26%
KEY
HBAN
USB
CMA
FITB
BBT
PNC
STI
WFC
ZION
MTB
RF

© Fifth Third Bank | All Rights Reserved
Credit trends continue to improve
with strong reserve coverage levels
Source: SNL Financial and Company Reports. Data as of 1Q12. HFI NPAs and NPLs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION
* Non-GAAP measure. See Reg. G reconciliation in the Appendix to the presentation.
Reserves, pre-provision profits and capital levels significant in relation to problem assets
Reserves / NPLs
“Texas Ratio”
(HFI NPAs + Over 90s) / (Reserves + TCE*)
HFI NPA Ratio
• Problem asset levels continue to
decline
• Reserves remain significantly higher
than pre-crisis levels and peers, with
strong coverage of problem assets and
net charge-offs
• PPNR levels and profitability provides
Fifth Third with strong ongoing loss
absorption capacity

11.7%
9.6%
KEY
CMA
HBAN
BBT
WFC
ZION
FITB
RF
PNC
STI
USB
MTB

12.0%
10.0%
Bank 1
FITB
Bank 2
Bank 3
Bank 4
Bank 5
Bank 6
Bank 7
Bank 8
Bank 9
Bank 10
Bank 11
Bank 12
Bank 13
Bank 14
Bank 15

© Fifth Third Bank | All Rights Reserved
Exceed fully phased-in Basel III
capital standards today
Source: SNL Financial, Company Reports, and third-party estimates. Data as of 1Q12.  Risk-weighted assets for MTB, PNC, ZION as of 4Q11.
* Peers include BAC, BBT, C, CMA, COF, HBAN, JPM, KEY, MTB, PNC, RF, STI, USB, WFC, ZION
** Non-GAAP measure. See Reg. G reconciliation in the Appendix to the presentation.
Fifth Third’s capital position already well in excess of established standards, likely standards, and most peers
Tier 1 common (peers)
Tier 1 common (FITB)
Reserves
(Tier 1 common + reserves) / RWA**
(not adjusted for Basel III)
Peers* not in order of graph at left; estimated
(Tier 1 common + reserves) / RWA**
(adjusted for Basel III)
Note: Estimates based on current Basel III rules released by the Basel Committee; actual rules subject to U.S. banking regulation. Assumes unrealized securities gains included in
Tier 1 common. Not adjusted for potential mitigation efforts. Four large peers include estimated Basel 2 / 2.5 / 3 RWA impact based on BIS proposals.
Reserves Tier 1 common (peers)
Tier 1 common (FITB) Reserves (FITB)
Reserves (FITB)

© Fifth Third Bank | All Rights Reserved
Capital management philosophy
* Subject to Board of Directors and regulatory approval
** Subject to Federal Reserve non-objection to Comprehensive Capital Analysis & Review capital plan
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Strategic opportunities
*
• Prudently expand franchise or increase
density in core markets via disciplined
acquisitions or selective de novos
• Expect future acquisition activity although
less likely in near-term
• Attain top 3 market position in 65% of
markets or more longer term
Return to more normal dividend policy
*^
• Strong levels of profitability would support
higher dividend than current level
• Move towards levels more consistent with
Fed’s near-term payout ratio guidance of
30%
Repurchases / Redemptions
*
• Initiate common share repurchases to limit
and manage growth in excess capital levels^
– Manage common equity in light of
regulatory environment, other
alternatives, maintenance of desired /
required buffers, and stock price
• Potential redemption of $1.4bn in TruPS
– Evaluated in context of desired capital
structure and regulatory developments
Intend to increase shareholder distributions with
Federal Reserve approval of capital plan**
Capital Deployment Capital Return

Significant purchase accounting benefit
Peer average: 0.99%
1.49%
1.55%
1.20%
1.33%
1.15%
1.12%
1.06%
1.02%
0.93%
0.84%
0.68%
0.64%
0.59%
USB
FITB
WFC
PNC
HBAN
MTB
BBT
KEY
CMA
ZION
RF
STI

Significant purchase accounting benefit
Peer average: 12%
16%
22%
12%
16%
15%
15%
14%
12%
9%
8%
8%
7%
2%
USB
FITB
WFC
MTB
BBT
PNC
HBAN
KEY
STI
CMA
RF
ZION
TCE ratio*
6.2%
9.4%
8.3%
6.5%
6.8%
7.8%
8.2%
10.3%
7.8%
10.2%
7.2%
6.9%

Peer average: 12.0
10.4
15.8
13.0
12.9
12.9
12.1
11.7
11.6
10.9
10.7
10.5
10.4
9.7
ZION
MTB
CMA
STI
BBT
USB
RF
PNC
HBAN
KEY
WFC
FITB

Peer average: 150%
278%
225%
200%
175%
150%
129%
124%
107%
107%
102%
96%
88%
USB
MTB
BBT
WFC
PNC
HBAN
FITB
RF
ZION
CMA
STI
KEY

© Fifth Third Bank | All Rights Reserved
Strong returns drive capital generation
Source: SNL Financial and Company Reports.   Price as of 5/1/12
*1Q12 annualized.              **FY2012 consensus estimate. Source: Thomson One
^Non-GAAP measure. See Reg. G reconciliation in the Appendix to the presentation.
Note: FITB light green shading represents1Q12 impact of Vantiv.
Well above average profitability and capital generation, well below average valuation
Price / Tangible Book Value^ Price / FY12 Earnings**
Return on Average Tangible Common Equity
*^ Return on Average Assets
*

© Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for more than 3 years of obligations; no holding company and minimal
Bank unsecured debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt to refinance in 2012
Superior capital and liquidity position
• NCOs of 1.1%; 2.4x reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~46% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (315% PPNR / NCOs^ in 1Q12)
• 1.5% ROAA; 16% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation in the appendix to the presentation.

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of Vantiv, LLC, formerly Fifth Third
Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

17 © Fifth Third Bank | All Rights Reserved Appendix

FIFTH THIRD BANK

15.0
10.0
5.0
0.0
6.99
6.96
7.17
7.34
7.48
8.99
9.20
9.33
9.35
9.64
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

4.0
3.0
2.0
1.0
0.0
3.82
3.51
3.30
2.07
2.15
2.11
2.09
1.93
1.76
1.64
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

400
300
200
100
0
79
98
131
170
164
149
204
235
198
258
57
315
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
Vantiv impact

1.25
1.00
0.75
0.50
0.25
0.00
(0.25)
(0.50)
(0.35)
(0.04)
0.68
0.84
1.18
0.97
1.22
1.34
1.08
1.20
0.29
1.49
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
Vantiv impact

© Fifth Third Bank | All Rights Reserved
A foundation of continued robust results
Capital – exceeds required and targeted levels
— Tier 1 common* capital up ~530bps or $5.2bn from 4Q08
— Capital base transformed through series of capital actions
–
~10.0% pro forma
1
Tier 1 common ratio* on a fully-phased in
Basel III-adjusted basis
— Capital levels supplemented by strong reserve levels
–
Loan loss reserves 2.59% of loans and 157% of NPLs
Credit – ongoing steady improvement
— Broad-based improvements in problem loans
–
~80% reduction in 90+ day delinquent loans since 3Q09
–
NCO ratio of 1.08%, lowest NCO level since 4Q07
–
315% PPNR / NCOs*; 258% excluding 1Q12 Vantiv
— Balance sheet risk lowered through asset sales, resolutions
–
$1.6bn (54%) decline in NPLs since 4Q09
Profitability – strong relative and absolute results
— PPNR* remained stable throughout cycle
— 8 consecutive profitable quarters
— Return on assets 1.49%; 1.20% excluding 1Q12 Vantiv
— Return on average tangible common equity
*
16%
* Non-GAAP measure; see Reg. G reconciliation on pages 28-29.
1
Current estimate (non-GAAP), subject to final rule-making and clarification by U.S. banking regulators; currently assumes unrealized securities gains are included in common equity for purposes of this calculation
2
Nonperforming loans and leases as a percent of portfolio loans, leases and other assets, including other real estate owned (does not include nonaccrual loans held-for-sale)
3
3Q10 excludes $510mm net charge-offs attributable to credit actions
Tier 1 common ratio (%)*
NPL / Loans²
(%)
PPNR / Net charge-offs (%)³*
Return on assets (%)
57

FIFTH THIRD BANK

Net revenue (FTE, $mm)
$537
$572
$574
$570
$525
$204
$213
$215
$205
$190
$339
$359
$359
$365
$335
1Q11
2Q11
3Q11
4Q11
1Q12
Net interest income
Noninterest income

Net revenue (FTE, $mm)
$209
$248
$276
$244
$291
$114
$167
$191
$157
$211
$91
$81
$85
$87
$80
1Q11
2Q11
3Q11
4Q11
1Q12
Net interest income
Noninterest income

Net revenue (FTE, $mm)
$508
$502
$504
$503
$530
$175
$163
$159
$144
$177
$333
$339
$345
$359
$353
1Q11
2Q11
3Q11
4Q11
1Q12
Net interest income
Noninterest income

Net revenue (FTE, $mm)
$126
$123
$120
$116
$124
$98
$95
$92
$88
$97
$28
$28
$28
$28
$27
1Q11
2Q11
3Q11
4Q11
1Q12
Net interest income
Noninterest income

© Fifth Third Bank | All Rights Reserved
Diverse business mix
Branch Banking Consumer Lending
Commercial Banking Investment Advisors
• Professionals committed to
understanding customers’
unique needs, providing
options and identifying the
right solution
• Top 5 market share within
the non-captive prime auto
lending space
• Top 13 mortgage
origination share
• $1.0bn total FY11 revenue
• Holistic approach to branch
banking combined with
mobile convenience to
improve the banking
experience and be the
trusted financial partner for
our customers
• 1,315 full-service banking
centers
• 2,404 full-service ATMs
• $2.3bn total FY11 revenue
• Comprehensive product and
service offering including
commercial lending,
treasury management, and
capital markets
• Innovative products,
advancements in
technology, and exceptional
customer service
• $2.0bn total FY11 revenue
• Provide financial insight, a
wide array of leading-edge
products and services, and
a professional team to
help develop a strategy for
clients’ financial success
• $486mm total FY11
revenue
• $26bn assets under
management
• $296bn assets under care
• 39% interest in Vantiv, LLC, formerly Fifth Third Processing Solutions, LLC

4,249
750
1,250
500
2012
2013
2014
2015
2016
2017
2018 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

$146
$500
$500
2012
2013
2014
2015
2016
2017
2018 on

L-T debt 7%
Demand 23%
Equity 11%
Other liabilities 4%
S-T wholesale 6%
S-T borrowings 2%
Non-Core Deposits 4%
Foreign Office 1%
Consumer time 4%
Savings/ MMDA 23%
Interest checking 21%

© Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity (1Q12):
– FHLB ~$11B
– Federal Reserve ~$24B
Holding Company cash at 3/31/12: $3.2B
Cash currently sufficient to satisfy all fixed obligations
in a stressed environment for more than 3 years
(debt maturities, common and preferred dividends,
interest and other expenses) without accessing capital
markets; relying on dividends from subsidiaries;
proceeds from asset sales
Expected cash obligations over the next 24 months
—
~$591mm common dividends
—
~$70mm Series G preferred dividends
—
~$889mm interest and other expenses
Holding company unsecured debt maturities ($mm)
Bank unsecured debt maturities ($mm – excl. Brokered CDs) Heavily core funded
Strong liquidity profile

FIFTH THIRD BANK

Peer average: 3.55%
3.93%
3.91%
3.90%
3.73%
3.69%
3.61%
3.60%
3.49%
3.40%
3.19%
3.16%
3.09%
BBT
WFC
PNC
ZION
MTB
FITB
USB
STI
HBAN
CMA
KEY
RF

Peer average: 35%
59%
42%
41%
40%
38%
38%
35%
32%
28%
26%
26%
23%
CMA
PNC
STI
KEY
FITB
HBAN
BBT
RF
ZION
USB
MTB
WFC

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Spread
C&I Yield
1 Month Libor

© Fifth Third Bank | All Rights Reserved
C&I/Total Loans*^
NIM
• NIM supported by balance sheet and business
mix
– Heavy emphasis on traditional C&I lending,
much of which is variable
• Pricing discipline on commercial loans
– Spreads have narrowed from post-crisis
levels but remain attractive
– Loan origination rates have stabilized the
past several months
Relatively strong NIM results
due to balance sheet and business mix
Source: SNL Financial and Company Reports. Data as of 1Q12.
*ZION & BBT exclude government guaranteed loans; ZION presented as end of period data.
^Presented on an average basis; Excluding held-for-sale loans.
C&I Spread to 1-month LIBOR

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
91%
89%
89%
87%
86%
84%
83%
82%
81%
80%
80%
73%
Peer average
83%
FITB
MTB
ZION
CMA
WFC
STI
PNC
KEY
USB
HBAN
RF
BBT

1.0%
0.5%
0.0%
0.86%
0.85%
0.82%
0.69%
0.69%
0.67%
0.60%
0.58%
0.58%
0.58%
0.54%
0.28%
Peer average
0.61%
USB
BBT
KEY
ZION
RF
STI
FITB
MTB
PNC
HBAN
WFC
CMA

Peer average
31%
42%
38%
34%
32%
31%
31%
30%
28%
28%
27%
26%
22%
CMA
ZION
MTB
KEY
FITB
RF
PNC
STI
USB
WFC
HBAN
BBT

© Fifth Third Bank | All Rights Reserved
Core funded balance sheet and pricing discipline
• Strong, deposit-rich core funding mix supports
relatively low cost of funds
– High percentage of funding base in low cost
transaction deposits and noninterest-
bearing DDA accounts
– Low reliance on wholesale funding
SOURCE: SNL Financial and Company Reports. Data as of 1Q12
Transaction deposits defined as DDA, NOW and Savings/MMDA accounts; Cost of Funds defined as interest incurred on interest-bearing liabilities as a percentage of average noninterest-bearing deposits and interest-
bearing liabilities; Transaction deposits/Total deposits presented on an average basis; DDA/Total deposits presented on end-of-period basis.
Transaction Deposits / Total Deposits Cost of Funds
DDA/Total Deposits

FIFTH THIRD BANK

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
FITB
Peer Average

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
FITB
Peer Average

(7.5%)* (HFS transfer)
5.0%*
3.8% Before credit actions
2.3% Before credit actions
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
FITB
Peer Average

© Fifth Third Bank | All Rights Reserved
Continued improvement in credit trends
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale
FITB credit metrics are in line with or better than peers
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers

© Fifth Third Bank | All Rights Reserved
NPL HFI Rollforward
Commercial
1Q11 2Q11 3Q11 4Q11 1Q12
Beginning NPL Amount 1,214      1,211      1,253      1,155      1,058
Transfers to nonperforming 329         340         217         189         168
Transfers to performing (2)            (10)          (11)          -          (1)
Transfers to performing (restructured) -          -          (1)            -          (2)
Transfers from held for sale -          -          -          4             -
Transfers to held for sale (16)          (15)          (58)          (3)            (3)
Loans sold from portfolio (12)          (7)            (17)          (21)          (8)
Loan paydowns/payoffs (108)        (91)          (77)          (149)        (94)
Transfer to other real estate owned (37)          (39)          (20)          (14)          (36)
Charge-offs (164)        (141)        (136)        (113)        (101)
Draws/other extensions of credit 7             5             5             10           7
Ending Commercial NPL 1,211      1,253      1,155      1,058      988
Consumer
1Q11 2Q11 3Q11 4Q11 1Q12
Beginning NPL Amount 466         434         386         383         380
Transfers to nonperforming 232         214         201         205         184
Transfers to performing (35)          (34)          (33)          (28)          (36)
Transfers to performing (restructured) (50)          (41)          (39)          (39)          (36)
Transfers to held for sale -          -          -          -          -
Loans sold from portfolio (1)            (21)          -          -          (4)
Loan paydowns/payoffs (18)          (27)          (27)          (26)          (28)
Transfer to other real estate owned (18)          (15)          (16)          (30)          (18)
Charge-offs (144)        (126)        (91)          (87)          (80)
Draws/other extensions of credit 2             2             2             2             2
Ending Consumer NPL 434         386         383         380         364
Total NPL 1,645      1,639      1,538      1,438      1,352
Total new nonaccrual loans - HFI 561         554         418         394         352
NPL rollforward
Significant improvement in NPL inflows over past year
Note: Numbers may not sum due to rounding

FIFTH THIRD BANK

$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$145
$127
$85
$66
$78
135
10
110
17
64
21
47
19
60
18
1Q11
2Q11
3Q11
4Q11
1Q12
% Current
40%
42%
49%
41%
37%
Agencies
Private
Total Claims

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
18% rise in 1Q12 outstanding claims balance from prior
quarter
— Within recent norms of quarterly increases and
decreases
Virtually all sold loans and the majority of new claims relate to agencies
— 98% of outstanding balance of loans sold
— 77% of current quarter outstanding claims
Majority of outstanding balances of the serviced for others
portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
Outstanding Balance of Sold Loans ($ in millions)
1Q11 2Q11 3Q11 4Q11 1Q12
Beginning balance 101 87 80 69 72
Net reserve additions     10 15 20 20 17
Repurchase losses (23) (23) (31) (17) (17)
Ending balance 87 80 69 72 71
2005 and prior
GSE GNMA Private Total
$6,680 $273 $492 $7,445
2006 1,550 55 250 1,855
2007 2,509 80 215 2,804
2008 2,406 633 0.3 3,039
2009 9,462 3,563 0.7 13,026
2010 and later 26,338 5,884 0.3 32,222
Total $48,945 $10,488 $958 $60,391
* Includes reps and warranty reserve ($55mm) and reserve for loans sold with recourse ($17mm)
Note: Numbers may not sum due to rounding

FIFTH THIRD BANK

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12
Months since modification
2008
2009-2011
Volume by vintage
1Q08 3%
2Q08 7%
3Q08 7%
4Q08 8%
1Q09 11%
2Q09 12%
3Q09 12%
4Q09 7%
1Q10 7%
2Q10 5%
3Q10 5%
4Q10 4%
1Q11 4%
2Q11 4%
3Q11 4%

15%
14%
13%
14%
44%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
$1.2 billion

40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months
Fannie Mae
Freddie Mac
Fifth Third
Industry portfolio loans

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted
at a lower rate than GSE composites
Of $1.8B in consumer TDRs, $1.6B were on accrual
status and $201mm were nonaccruals
— $1.2B of TDRs are current and have been on the
books 6 or more months; within that, ~$1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Redefault benchmarks
Source:  Fifth Third and OCC/OTS data through 3Q11
Mortgage TDR 60+ redefault trend by vintage*
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through December 2011)*
$1.3B current consumer TDRs (%)
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)

© Fifth Third Bank | All Rights Reserved
Total
Exposure
Funded
Exposure
Total
Exposure
Funded
Exposure
Total
Exposure
Funded
Exposure
Total
Exposure
Funded
Exposure
(amounts in $mm)
Peripheral Europe - - 11 - 168 124 179 124
Other Eurozone - - 44 34 1,275 742 1,319 776
Total Eurozone - - 55 34 1,443 866 1,498 900
Other Europe - - 23 18 820 496 843 514
Total Europe - - 77 52 2,263 1,362 2,340 1,414
Sovereigns Financial Institutions Non-Financial Entities Total
European exposure
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
Eurozone includes countries participating in the European common currency (Euro)
Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies
Note: Numbers may not sum due to rounding
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $3mm)
• Total exposure to European financial institutions <$80mm
• Total exposure to five peripheral Europe countries <$200mm
• $900mm in funded exposure to Eurozone-related companies (~1% of total loan portfolio)

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March December September June March December
2012 2011 2011 2011 2011 2010 2010 2010 2010 2009
Income before income taxes (U.S. GAAP) $603 $418 $530 $506 $377 417 $          303 $          242 $          (22) $           (214) $
Add: Provision expense (U.S. GAAP) 91 55 87 113 168 166             457             325             590             776
Pre-provision net revenue (a) 694 473 617 619 545 583             760             567             568             562
Annualized PPNR (c) 2,791          1,877          2,448          2,483          2,210          2,313          3,015          2,274          2,304          2,230
Net income available to common shareholders (U.S. GAAP) 421
Add: Intangible amortization, net of tax 3
Tangible net income available to common shareholders 424
Tangible net income available to common shareholders (annualized) (b) 1,705
Average Bancorp shareholders' equity (U.S. GAAP) 13,366
Less: Average preferred stock 398
Average goodwill 2,417
Average intangible assets 38
Average tangible common equity (c) 10,513
Total Bancorp shareholders' equity (U.S. GAAP) 13,560
Less:  Preferred stock (398)
Goodwill (2,417)
Intangible assets (36)
Tangible common equity, including unrealized gains / losses (d) 10,709
Less: Accumulated other comprehensive income / loss (468)
Tangible common equity, excluding unrealized gains / losses (e) 10,241
Total assets (U.S. GAAP) 116,747
Less:  Goodwill (2,417)
Intangible assets (36)
Tangible assets, including unrealized gains / losses (f) 114,294
Less: Accumulated other comprehensive income / loss, before tax (720)
Tangible assets, excluding unrealized gains / losses (g) 113,574
Common shares outstanding (h) 920
Net charge-offs 220             239             262             304             367             356 446 434 582 708
Annualized net charge-offs (i) 885             948             1,039          1,219          1,488          1,412          1,769          1,741          2,360          2,809
Average interest earning assets (j) 100,492
Ratios:
Return on average tangible common equity (b) / (c) 16.2%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 9.02%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.37%
Tangible book value per share (d) / (h) 11.64
Pre-provision net revenue / net charge-offs (a) / (i) 315% 198% 235% 204% 149% 164% 170% 131% 98% 79%
Pre-provision net revenue / avg. int. earning assets (a) / (j) 2.8%
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
March December September June March December September June March December
2012 2011 2011 2011 2011 2010 2010 2010 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) $13,560 $13,201 $13,029 $12,572 $12,163 $14,051 $13,884 $13,701 $13,408 $13,497
Goodwill and certain other intangibles (2,518)              (2,514)              (2,514)              (2,536)              (2,546)             (2,546)              (2,525)              (2,537)              (2,556)              (2,565)
Unrealized gains (468)                 (470)                 (542)                 (396)                 (263)                (314)                 (432)                 (440)                 (288)                 (240)
Qualifying trust preferred securities 2,248               2,248               2,273               2,312               2,763              2,763               2,763               2,763               2,763               2,763
Other 38                      38                      20                      20                      12                     11                      8                        (25)                     (30)                     (27)
Tier I capital 12,860             12,503             12,266             11,972             12,129            13,965             13,698             13,462             13,297             13,428
Less: Preferred stock (398)                 (398)                 (398)                 (398)                 (398)                (3,654)              (3,642)              (3,631)              (3,620)              (3,609)
Qualifying trust preferred securities (2,248)              (2,248)              (2,273)              (2,312)              (2,763)             (2,763)              (2,763)              (2,763)              (2,763)              (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (50)                     (50)                     (30)                     (30)                     (30)                  (30)                     (30)                     -                     -                     -
Tier I common equity (a) 10,164             9,807               9,565               9,232               8,938              7,518               7,263               7,068               6,914               7,056
Unrealized gains 468
Disallowed deferred tax assets -
Disallowed MSRs 78
Other 11
Less: 10% of individual deferred tax assets, MSRs, investment in financial entitie -
15% of aggregate deferred tax assets, MSRs, investment in financial entiti -
Tier 1 common equity, Basel III proforma (b) 10,721
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (c) 105,412           104,945           102,562           100,320           99,392            100,561           98,904             98,604             99,281             100,933
Regulatory deductions not deducted from Tier 1 common equity, risk-weighted at 250% 1,582
Risk-weighted assets, Basel III proforma (d) 106,994
Ratios:
Tier I common equity (a) / (c) 9.64% 9.35% 9.33% 9.20% 8.99% 7.48% 7.34% 7.17% 6.96% 6.99%
Tier I common equity, Basel III proforma (b) / (d) 10.02%
For the Three Months Ended
Add: